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                                                               Exhibit (g)(2)(i)


                          FORM OF AMENDED EXHIBIT A


FUND                                                          EFFECTIVE DATE
---------------------------------------------------------   -----------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                      May 17, 2004
   ING Corporate Leaders Trust - Series B                      May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                        June 9, 2003
   ING Disciplined LargeCap Fund                               June 9, 2003
   ING Financial Services Fund                                 June 9, 2003
   ING Fundamental Research Fund                            December 28, 2005
   ING LargeCap Growth Fund                                    June 9, 2003
   ING LargeCap Value Fund                                   February 1, 2004
   ING MidCap Opportunities Fund                               June 9, 2003
   ING MidCap Value Choice Fund                              February 1, 2005
   ING MidCap Value Fund                                       June 9, 2003
   ING Opportunistic LargeCap Fund                          December 28, 2005
   ING Principal Protection Fund                               June 2, 2003
   ING Principal Protection Fund II                            June 2, 2003
   ING Principal Protection Fund III                           June 2, 2003
   ING Principal Protection Fund IV                            June 2, 2003
   ING Principal Protection Fund V                             June 2, 2003
   ING Principal Protection Fund VI                            June 2, 2003
   ING Principal Protection Fund VII                           May 1, 2003
   ING Principal Protection Fund VIII                        October 1, 2003
   ING Principal Protection Fund IX                          February 2, 2004
   ING Principal Protection Fund X                             May 3, 2004
   ING Principal Protection Fund XI                          August 16, 2004
   ING Principal Protection Fund XII                        November 15, 2004
   ING Principal Protection Fund XIII                              TBD
   ING Principal Protection Fund XIV                               TBD
   ING Real Estate Fund                                        June 9, 2003
   ING SmallCap Opportunities Fund                             June 9, 2003
   ING SmallCap Value Choice Fund                            February 1, 2005
   ING SmallCap Value Fund                                     June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                               April 7, 2003
   ING GNMA Income Fund                                        April 7, 2003
   ING High Yield Bond Fund                                    April 7, 2003
   ING Institutional Prime Money Market Fund                   July 29, 2005
   ING Intermediate Bond Fund                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                           April 7, 2003


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ING GET FUND
   ING GET Fund - Series N                                     July 14, 2003
   ING GET Fund - Series P                                     July 14, 2003
   ING GET Fund - Series Q                                     July 14, 2003
   ING GET Fund - Series R                                     July 14, 2003
   ING GET Fund - Series S                                     July 14, 2003
   ING GET Fund - Series T                                     July 14, 2003
   ING GET Fund - Series U                                     July 14, 2003
   ING GET Fund - Series V                                     March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND        March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND            October 27, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                           June 9, 2003

ING INVESTORS TRUST
   ING AllianceBernstein Mid Cap Growth Portfolio            January 6, 2003
   ING American Funds Growth Portfolio                      September 2, 2003
   ING American Funds Growth-Income Portfolio               September 2, 2003
   ING American Funds International Portfolio               September 2, 2003
   ING Capital Guardian Small/Mid Cap Portfolio              January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio              January 13, 2003
   ING Disciplined Small Cap Value Portfolio                  April 28, 2006
   ING Eagle Asset Capital Appreciation Portfolio            January 6, 2003
   ING EquitiesPlus Portfolio                                 April 28, 2006
   ING Evergreen Health Sciences Portfolio                     May 3, 2004
   ING Evergreen Omega Portfolio                               May 3, 2004
   ING FMRSM Diversified Mid Cap Portfolio                   January 6, 2003
   ING FMRSM Earnings Growth Portfolio                        April 29, 2005
   ING FMRSM Equity Income Portfolio                          July 17, 2006
   ING Franklin Income Portfolio                              April 28, 2006
   ING Global Real Estate Portfolio                          January 3, 2006
   ING Global Resources Portfolio                            January 13, 2003
   ING Goldman Sachs TollkeeperSM Portfolio                  January 6, 2003
   ING International Portfolio                               January 13, 2003
   ING Janus Contrarian Portfolio                            January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio            January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                   January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                 April 29, 2005
   ING Julius Baer Foreign Portfolio                         January 13, 2003
   ING Legg Mason Partners All Cap Portfolio                 January 6, 2003
   ING Legg Mason Value Portfolio                            January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                   May 1, 2004
   ING LifeStyle Growth Portfolio                              May 1, 2004


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   ING LifeStyle Moderate Growth Portfolio                     May 1, 2004
   ING LifeStyle Moderate Portfolio                            May 1, 2004
   ING Limited Maturity Bond Portfolio                       January 6, 2003
   ING Liquid Assets Portfolio                               January 6, 2003
   ING Lord Abbett Affiliated Portfolio                      January 6, 2003
   ING MarketPro Portfolio                                   August 1, 2005
   ING MarketStyle Growth Portfolio                          August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                 August 1, 2005
   ING MarketStyle Moderate Portfolio                        August 1, 2005
   ING Marsico Growth Portfolio                              January 13, 2003
   ING Marsico International Opportunities Portfolio          April 29, 2005
   ING Mercury Large Cap Growth Portfolio                    January 6, 2003
   ING Mercury Large Cap Value Portfolio                     January 6, 2003
   ING MFS Mid Cap Growth Portfolio                          January 13, 2003
   ING MFS Total Return Portfolio                            January 13, 2003
   ING MFS Utilities Portfolio                                April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                  January 13, 2003
   ING PIMCO Core Bond Portfolio                             January 13, 2003
   ING PIMCO High Yield Portfolio                            November 5, 2003
   ING Pioneer Equity Income Portfolio                        July 17, 2006
   ING Pioneer Fund Portfolio                                 April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                        April 29, 2005
   ING Stock Index Portfolio                                 November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                 January 13, 2003
   ING Templeton Global Growth Portfolio                     January 13, 2003
   ING UBS U.S. Allocation Portfolio                         January 6, 2003
   ING Van Kampen Equity Growth Portfolio                    January 13, 2003
   ING Van Kampen Global Franchise Portfolio                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                January 13, 2003
   ING Van Kampen Real Estate Portfolio                      January 13, 2003
   ING VP Index Plus International Equity Portfolio           July 29, 2005
   ING Wells Fargo Mid Cap Disciplined Portfolio             January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio          November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                              November 3, 2003

ING MUTUAL FUNDS
   ING Diversified International Fund                        December 7, 2005
   ING Emerging Countries Fund                               November 3, 2003
   ING Emerging Markets Fixed Income Fund                    December 7, 2005
   ING Foreign Fund                                            July 1, 2003
   ING Global Bond Fund                                       June 19, 2006
   ING Global Equity Dividend Fund                          September 2, 2003
   ING Global Real Estate Fund                               November 3, 2003


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   ING Global Value Choice Fund                              November 3, 2003
   ING Greater China Fund                                    December 7, 2005
   ING Index Plus International Equity Fund                  December 7, 2005
   ING International Capital Appreciation Fund               December 7, 2005
   ING International Fund                                    November 3, 2003
   ING International Real Estate Fund                       February 28, 2006
   ING International SmallCap Fund                           November 3, 2003
   ING International Value Choice Fund                       February 1, 2005
   ING Precious Metals Fund                                  November 3, 2003
   ING Russia Fund                                           November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio        January 10, 2005
   ING American Century Select Portfolio                     January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio        January 10, 2005
   ING Baron Asset Portfolio                                 December 7, 2005
   ING Baron Small Cap Growth Portfolio                      January 10, 2005
   ING Columbia Small Cap Value II Portfolio                  April 28, 2006
   ING Davis Venture Value Portfolio                         January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio              November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio              November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                     November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                    November 15, 2004
   ING Fundamental Research Portfolio                        January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio             January 10, 2005
   ING Goldman Sachs(R) Structured Equity Portfolio          January 10, 2005
   ING JPMorgan International Portfolio                      January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                      January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio       January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio        January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio      December 7, 2005
   ING MFS Capital Opportunities Portfolio                   January 10, 2005
   ING Neuberger Berman Partners Portfolio                   December 7, 2005
   ING Neuberger Berman Regency Portfolio                    December 7, 2005
   ING OpCap Balanced Value Portfolio                        January 10, 2005
   ING Oppenheimer Global Portfolio                          January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                January 10, 2005
   ING PIMCO Total Return Portfolio                          January 10, 2005
   ING Pioneer High Yield Portfolio                          December 7, 2005
   ING Solution 2015 Portfolio                                April 29, 2005
   ING Solution 2025 Portfolio                                April 29, 2005
   ING Solution 2035 Portfolio                                April 29, 2005
   ING Solution 2045 Portfolio                                April 29, 2005
   ING Solution Income Portfolio                              April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio    January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                 January 10, 2005


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   ING Templeton Foreign Equity Portfolio                   November 30, 2005
   ING UBS U.S. Large Cap Equity Portfolio                   January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                    April 28, 2006
   ING Van Kampen Comstock Portfolio                         January 10, 2005
   ING Van Kampen Equity and Income Portfolio                January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                     June 2, 2003
   ING 130/30 Fundamental Research Fund                       April 28, 2006
   ING Aeltus Money Market Fund                                June 2, 2003
   ING Balanced Fund                                           June 2, 2003
   ING Equity Income Fund                                      June 9, 2003
   ING Global Science and Technology Fund                      June 2, 2003
   ING Growth Fund                                             June 9, 2003
   ING Index Plus LargeCap Fund                                June 9, 2003
   ING Index Plus MidCap Fund                                  June 9, 2003
   ING Index Plus SmallCap Fund                                June 9, 2003
   ING International Growth Fund                             November 3, 2003
   ING Small Company Fund                                      June 9, 2003
   ING Strategic Allocation Conservative Fund                  June 2, 2003
   ING Strategic Allocation Growth Fund                        June 2, 2003
   ING Strategic Allocation Moderate Fund                      June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Conservative Portfolio          July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio              July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                          July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                   September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                   December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                     March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                     June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                   September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                   December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                     March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                      June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                  September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                   December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                   March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                    June 22, 2006
   ING VP Global Equity Dividend Portfolio                   November 3, 2003


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ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio              July 7, 2003
   ING VP Growth Portfolio                                     July 7, 2003
   ING VP Index Plus LargeCap Portfolio                        July 7, 2003
   ING VP Index Plus MidCap Portfolio                          July 7, 2003
   ING VP Index Plus SmallCap Portfolio                        July 7, 2003
   ING VP International Equity Portfolio                     November 3, 2003
   ING VP Small Company Portfolio                              July 7, 2003
   ING VP Value Opportunity Portfolio                          July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Financial Services Portfolio                         May 1, 2004
   ING VP High Yield Bond Portfolio                          October 6, 2003
   ING VP International Value Portfolio                      November 3, 2003
   ING VP LargeCap Growth Portfolio                          October 6, 2003
   ING VP MidCap Opportunities Portfolio                     October 6, 2003
   ING VP Real Estate Portfolio                                May 1, 2004
   ING VP SmallCap Opportunities Portfolio                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                             July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                  July 7, 2003

ING VP NATURAL RESOURCES TRUST                               October 6, 2003


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